Exhibit 10.1

Execution Version

SECOND AMENDMENT TO CREDIT AGREEMENT

SECOND AMENDMENT to CREDIT AGREEMENT, dated as of December 30, 2021 (this “Amendment”), by and among International Seaways Operating Corporation, a Marshall Islands corporation (“ISOC” or the “Borrower”), International Seaways, Inc., as Holdings, the other Loan Parties party hereto, the Lenders party hereto constituting Required Lenders, and Nordea Bank ABP, New York Branch, as Administrative Agent (in such capacity, the “Administrative Agent”), Collateral Agent and Security Trustee.

PRELIMINARY STATEMENTS

WHEREAS, the Borrower, Holdings, the Administrative Agent, and the other parties thereto are party to that certain US$390 Million Credit Agreement, dated as of January 23, 2020 (as amended by a First Amendment to Credit Agreement, dated as of April 27, 2020, and as may be further amended, restated, amended and restated, supplemented and/or otherwise modified from time to time prior to the date hereof, the “Credit Agreement” and, the Credit Agreement as amended by this Amendment, the “Amended Credit Agreement”).

WHEREAS, subject to the terms of this Amendment, the parties hereto wish to amend the Credit Agreement as herein provided.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Definitions. Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

SECTION 2. Amendments to Credit Agreement. As of the Second Amendment Effective Date (as defined in Section 3 below):

(a)                Section 2.10(b)(iv) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“On (i) the date of any Asset Sale in respect of a Core Collateral Vessel or Sale and Leaseback Transaction in respect of a Core Collateral Vessel (or Asset Sale in respect of the Equity Interests in the owner of a Core Collateral Vessel) and (ii) the earlier of (A) the date which is one hundred and eighty (180) days following the Total Loss Date in respect of a Core Collateral Vessel (or, if such date is not a Business Day, on the following Business Day) and (B) the date of receipt by the Borrower, any Subsidiary Guarantor or the Administrative Agent of the insurance proceeds relating to such Total Loss (or, if such date is not a Business Day, on the following Business Day); provided that if any Core Collateral Vessel which is the subject of a Requisition is redelivered to the full control of the Subsidiary Guarantor prior to such date, no prepayment shall be required, in each case, the Borrower shall, subject to Section 2.10(d) below, repay outstanding Core Term Loans and, solely if applicable, repay Revolving Loans and permanently reduce Revolving Commitments in an aggregate principal amount equal to the sum of the then aggregate outstanding principal amount of the Core Term Loans, Revolving Loans and undrawn Revolving Commitments, multiplied by a fraction, the numerator of which is the Vessel Appraisal Value of the affected Core Collateral Vessel and the denominator of which is the aggregate of the Vessel Appraisal Values of all Core Collateral Vessels (including such affected Core Collateral Vessel).”

(b)                Section 2.10(d) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“Prior to any optional prepayment with respect to the Core Facilities hereunder, the Borrower shall select the Borrowing or Borrowings to be prepaid and shall specify such selection in the notice of such prepayment pursuant to Section 2.10(f), subject to the provisions of this Section 2.10(d). Any prepayments pursuant to Section 2.10(b)(iv) shall be applied (i) first, to prepay principal of outstanding Core Term Loans and, to the extent so applied, to reduce future Core Scheduled Amortization Payment Amounts required under Section 2.09 (including the Core Scheduled Amortization Payment Amount due on the Core Term Loan Maturity Date) on a pro rata basis among the payments remaining to be made on each Core Term Loan Repayment Date, and (ii) second, to the extent there are prepayment amounts remaining after the application of such prepayments under preceding clause (i), such excess amounts shall be applied to the permanent reduction of the Revolving Commitments and, if after giving effect to such reduction, the amount of outstanding Revolving Loans exceeds the Revolving Commitments, to the prepayment of principal of outstanding Revolving Loans in the amount of such excess. Optional prepayments of Core Term Loans pursuant to Section 2.10(a) shall be applied to reduce future Core Scheduled Amortization Payment Amounts under Section 2.09 (including the Core Scheduled Amortization Payment Amount due on the Core Term Loan Maturity Date) on a pro rata basis among the payments remaining to be made on each Core Term Loan Repayment Date.”

SECTION 3. Effective Date. This Amendment shall become effective as of the date (the “Second Amendment Effective Date”) when:

(a)                the Borrower, the Guarantors and the Lenders constituting Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of email) the same to White & Case LLP, 1221 Avenue of the Americas, New York, NY 10036; Attention: Ryan Talbott (email: ryan.talbott@whitecase.com); and

(b)                the Borrower shall have paid to the Administrative Agent all reasonable out-of-pocket costs and expenses incurred in connection with the Second Amendment and the other Loan Documents (including, without limitation, the reasonable fees and expenses of White & Case LLP).

SECTION 4. Effect of Amendment; Miscellaneous.

(a)                Except as expressly set forth in Section 2 of this Amendment, nothing in this Amendment shall constitute a modification or alteration of the terms, conditions or covenants of the Credit Agreement or any other Loan Document, or a waiver of any other terms or provisions thereof, and the Credit Agreement and the other Loan Documents shall remain unchanged and shall continue in full force and effect, in each case as amended hereby. From and after the date of this Amendment, (i) each reference in the Credit Agreement and the other Loan Documents to “the Credit Agreement”, “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Amended Credit Agreement, and (ii) the “Obligations” and “Secured Obligations” under, and each as defined in, the Credit Agreement shall continue as Obligations and Secured Obligations under the Amended Credit Agreement.

(b)                This Amendment may not be amended, modified or waived except in accordance with Section 11.02 of the Credit Agreement.

(c)                This Amendment shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents.

SECTION 5. Execution in Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar applicable state laws based on the Uniform Electronic Transactions Act.

SECTION 6. Successors. This Amendment shall be binding upon and inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto.

SECTION 7. GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. Sections 11.09 and 11.10 of the Credit are incorporated herein by reference, mutatis mutandis.

[The remainder of this page is intentionally left blank. Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

INTERNATIONAL SEAWAYS, INC.,
as Holdings and a Guarantor

By:	/s/ James D. Small III
Name: James D. Small III
Title: Chief Administrative Officer, Senior Vice President, Secretary & General Counsel

INTERNATIONAL SEAWAYS OPERATING CORPORATION,
as the Borrower and a Guarantor

By:	/s/ James D. Small III
Name: James D. Small III
Title: Senior Vice President & Secretary

[Signature Page to INSW – Second Amendment to Credit Agreement]

FRONT PRESIDENT INC.

HATTERAS TANKER CORPORATION

KYTHNOS CHARTERING CORPORATION

LEYTE PRODUCT TANKER CORPORATION

MAPLE TANKER CORPORATION

MILOS PRODUCT TANKER CORPORATION

MONTAUK TANKER CORPORATION

OAK TANKER CORPORATION

OVERSEAS SHIPPING (GR) LTD.

SAMAR PRODUCT TANKER CORPORATION

SEAWAYS SHIPPING CORPORATION

SECOND KATSURA TANKER CORPORATION

SKOPELOS PRODUCT TANKER CORPORATION,
as Guarantors

By:	/s/ James D. Small III
Name: James D. Small III
Title: Vice President & Secretary

[Signature Page to INSW – Second Amendment to Credit Agreement]

NORDEA BANK ABP, NEW YORK BRANCH,
as Administrative Agent, Collateral Agent, Security Trustee and a Lender

By:	/s/ Martin Lunder
Name: Martin Lunder
Title: Managing Director

By:	/s/ Oddbjorne Warpe
Name: Oddbjorne Warpe
Title: Executive Director

[Signature Page to INSW – Second Amendment to Credit Agreement]

CRÉDIT AGRICOLE CORPORATE & INVESTMENT BANK,
as a Lender

By:	/s/ J. Duval
Name: J. Duval
Title: Managing Director

By:	/s/ Georgios Gkanasoulis
Name: Georgios Gkanasoulis
Title: Director

[Signature Page to INSW – Second Amendment to Credit Agreement]

DNB CAPITAL LLC,
as a Lender

By:	/s/ Cathleen Buckley
Name: Cathleen Buckley
Title: Senior Vice President

By:	/s/ Andrew J. Shohet
Name: Andrew J. Shohet
Title: Senior Vice President

[Signature Page to INSW – Second Amendment to Credit Agreement]

SKANDINAVISKA ENSKILDA BANKEN AB (PUBL),
as a Lender

By:	/s/ Hans Christian Kjelsrud
Name: Hans Christian Kjelsrud
Title:

By:	/s/ Erling Amundsen
Name: Erling Amundsen
Title: Attorney-at-Law

[Signature Page to INSW – Second Amendment to Credit Agreement]

BNP PARIBAS,
as a Lender

By:	/s/ Darien Fievez
Name: Darien Fievez
Title: Managing Director

By:	/s/ Eric Dulcire
Name: Eric Dulcire
Title: Managing Director

[Signature Page to INSW – Second Amendment to Credit Agreement]

DANISH SHIP FINANCE A/S,
as a Lender

By:	/s/ Michael Frisch
Name: Michael Frisch
Title: CCO

By:	/s/ Marcus Freuchen Christensen
Name: Marcus Freuchen Christensen
Title: SRM

[Signature Page to INSW – Second Amendment to Credit Agreement]